                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934





Date of Report (Date of earliest event reported)      December 28, 2001
                                                 -------------------------------



                          GREATE BAY CASINO CORPORATION
--------------------------------------------------------------------------------
           (Exact name of each Registrant as specified in its charter)

            DELAWARE                     1-6339                 75-1295630
--------------------------------------------------------------------------------
   (State or other jurisdiction       (Commission             (IRS Employer
         of incorporation)            File Number)          Identification No.)

                         Two Galleria Tower, Suite 2200
                    13455 Noel Road, LB48 Dallas, Texas 75240
--------------------------------------------------------------------------------
               (Address of principal executive offices)              (Zip Code)



Registrant's telephone number, including area code (972) 392-7777
                                                  ------------------------------


________________________________________________________________________________
         (Former name or former address, if changed since last report.)

Item 3. Bankruptcy or Receivership

     On December 28, 2001, Greate Bay Casino Corporation ("Greate Bay") and three of its wholly owned subsidiaries, PPI Corporation, PCPI Funding Corp. and PPI Funding Corp., filed voluntary petitions for protection under Chapter 11 of the United States Bankruptcy Code with the United States Bankruptcy Court for the District of Delaware together with a joint disclosure statement and a joint Chapter 11 Plan.

     The joint Chapter 11 Plan calls for the sale of Greate Bay's only remaining operating subsidiary, with the proceeds from the sale and any remaining cash after payment in full of normal trade obligations and administrative claims to be distributed to Hollywood Casino Corporation (Greate Bay's sole major third party creditor) in settlement of approximately $59.3 million of outstanding obligations. Because Greate Bay's indebtedness to Hollywood Casino far exceeds the value of its assets, there will be no cash or other assets remaining for distribution to Greate Bay's shareholders and accordingly, the bankruptcy plan provides for the cancellation of shareholder equity interests.

Item 5.  Other Items

     Greate Bay has entered into a definitive agreement to sell its only remaining operating subsidiary to Alliance Gaming Corporation for $14.6 million, subject to certain post-closing adjustments. The planned sale is part of a restructuring plan whereby Greate Bay will settle approximately $59.3 million of obligations to Hollywood Casino with the net proceeds from the sale of its subsidiary and its other remaining cash. The restructuring is to be completed as part of a pre-packaged bankruptcy plan (see above), which management estimates will be completed during the first quarter of 2002.

Item 7.  Exhibits

Exhibit
Number         Description
------         -----------
99.1           Debtors' Joint Chapter 11 Plan Dated December 28, 2001

99.2 Debtors' Joint Disclosure Statement Dated December 28, 2001, in Support of the Debtors' Joint Chapter 11 Plan Dated December 28, 2001

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                GREATE BAY CASINO CORPORATION
                                                --------------------------------
                                                           Registrant

Date:    January 9, 2002                        By: /s/ John C. Hull
     --------------------------------------     --------------------------------
                                                        John C. Hull
                                                    Chief Executive Officer

                                INDEX TO EXHIBITS

Exhibit
Number         Description
------         -----------
99.1           Debtors' Joint Chapter 11 Plan Dated December 28, 2001

99.2 Debtors' Joint Disclosure Statement Dated December 28, 2001, in Support of the Debtors' Joint Chapter 11 Plan Dated December 28, 2001